UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2019

INVENTRUST PROPERTIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3025 Highland Parkway

Downers Grove, Illinois 60515

(Address of Principal Executive Offices)

(855) 377-0510

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	N/A	N/A

Item 9.01 Financial Statements and Exhibits

These financial statements and exhibits are being filed solely to provide the required audited statements of revenues and certain operating expenses under Rule 3-14 of Regulation S-X with respect to Lakeside Winter Park and Lakeside Crossing, Southern Palm, and Eldorado Marketplace acquired by the Company (the “Acquisitions”). Additionally, this report presents the required pro forma financial information reflecting the impact of the Acquisitions on the Company. The Company qualifies as a real estate investment trust for federal income tax purposes and as such, the estimated taxable operations results are excluded from this report.

The Company’s results with respect to the Acquisitions may be materially different from those expressed in this report due to various factors, including but not limited to those discussed under Item 1A. Risk Factors in our annual report on Form 10-K for the year ended December 31, 2018.

(a) Financial Statements of Real Estate Acquired

•	Combined Statement of Revenues and Certain Operating Expenses for Lakeside Winter Park and Lakeside Crossing for the year ended December 31, 2018.

•	Statements of Revenues and Certain Operating Expenses for Southern Palm for the six months ended June 30, 2019 (unaudited) and year ended December 31, 2018.

•	Statements of Revenues and Certain Operating Expenses for Eldorado Marketplace for the six months ended June 30, 2019 (unaudited) and year ended December 31, 2018.

(b) Pro Forma Financial Information

•	Unaudited pro forma condensed consolidated balance sheet as of June 30, 2019;

•	Unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2019; and

•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2018.

(d)	Exhibits

23.1	Consent of KPMG LLP

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of

InvenTrust Properties Corp.

We have audited the accompanying combined statement of revenues and certain operating expenses of Lakeside Winter Park and Lakeside Crossings (collectively, Lakeside) for the year ended December 31, 2018, and the related notes (the combined statement).

Management’s Responsibility for the Combined Statement

Management is responsible for the preparation and fair presentation of the combined statement in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined statement that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the combined statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Lakeside for the year ended December 31, 2018, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to Note 2 to the combined statement, which describes that the accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of InvenTrust Properties Corp.) and is not intended to be a complete presentation of Lakeside’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

Chicago, Illinois

October 31, 2019

Lakeside

Combined Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2018

(in thousands)

Year Ended December 31, 2018
Revenues
Rental income	$3,290
Tenant recovery income	845
Other income	83

Total revenues	4,218
Certain operating expenses
Property operating expenses	520
Real estate taxes	433

Total certain operating expenses	953

Revenues in excess of certain operating expenses	$3,265

See accompanying notes to the combined statement of revenues and certain operating expenses.

Lakeside

Notes to Combined Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2018

(Dollar amounts stated in thousands)

1. Organization

On March 20, 2019, InvenTrust Properties Corp. (the “Company”) acquired Lakeside Winter Park and Lakeside Crossings (“Lakeside” or the “Property”), a neighborhood center with 76,000 square feet (unaudited) of gross leasable area (“GLA”) located in Winter Park, Florida. The Property was acquired from Unicorp National Developments, Inc. for $63,500, exclusive of closing costs.

2. Basis of Presentation

The combined statement of revenues and certain operating expenses (the “Statement”) has been prepared on the accrual basis of accounting. The Statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the “SEC”) and with the provisions of SEC Rule 3-14 of Regulation S-X, which requires certain information with respect to real estate operations to be included with certain filings with the SEC.

The Statement is not intended to be a complete presentation of the revenues and expenses for the Property. The Statement excludes certain expenses such as interest, depreciation and amortization, non-recurring professional fees, corporate expenses, and other revenues and expenses not directly related or comparable to, or expected to be incurred in, the future operations of the Property. All intercompany transactions and balances, if any, have been eliminated in combination.

The Company is not aware of any material factors relating to the Property that would cause this financial information not to be indicative of future operating results.

3. Summary of Significant Accounting Policies

Revenue Recognition

The Property leases its operating property to tenants under agreements that are classified as operating leases. The Property recognizes the total minimum lease payments provided for under the leases on a straight-line basis over the lease term. In addition to minimum lease payments, some leases provide for the reimbursement of the tenant’s pro rata share of certain operating expenses incurred by the landlord as recoveries, including real estate taxes, special assessments, insurance, utilities, common area maintenance, management fees and certain capital repairs. Certain other tenants are subject to net leases whereby the tenant is responsible for fixed minimum lease payments to the Property, as well as directly paying all costs and expenses associated with occupancy to third party service providers. Such direct payments to third parties are not recorded as revenue and expense by the Property. In addition, other income includes termination fee and other lease income.

Expense Recognition

Property operating expenses represent the direct expenses of operating the Property and include repairs and maintenance, insurance, and other property expenses that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the Statement in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates, judgments and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period presented. The estimates, judgments and assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances. Actual results may differ from those estimates under different assumptions and conditions.

4. Future Minimum Rents

As of December 31, 2018, minimum lease payments to be received under non-cancelable tenant operating leases, excluding additional percentage rent based on tenants’ sales volume and tenant reimbursements of certain operating expenses, and assuming no exercise of renewal options or early termination rights, were as follows:

Year ending December 31,	Minimum Lease Payments
2019	$3,248
2020	2,723
2021	2,453
2022	2,222
2023	2,174
Thereafter	4,438

Total	$17,258

The Property is subject to the usual business risks associated with the collection of the above scheduled rents. In addition to minimum rents, the leases typically provide for other rents, which reimburse the Property for specific property operating expenses, insurance and real estate taxes. These rents are not included in the table above. Leases can also provide for additional rent based on increases in the Consumer Price Index. Such amounts are not included in the table above.

5. Tenant Concentration Risk

The top four tenants by rental revenue accounted for approximately 14%, 12%, 11%, and 10%, respectively, of rental income for the year ended December 31, 2018.

6. Commitments and Contingencies

The Property is presently not subject to material litigation nor, to management’s knowledge, is any material litigation threatened against the Property.

7. Subsequent Events

In preparing the Statement, the Company has evaluated events and transactions occurring through October 31, 2019, the date the Statement was available to be issued, and management did not identify any subsequent events requiring additional disclosure.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of

InvenTrust Properties Corp.

We have audited the accompanying statement of revenues and certain operating expenses of Southern Palm for the year ended December 31, 2018, and the related notes (the statement).

Management’s Responsibility for the Statement

Management is responsible for the preparation and fair presentation of the statement in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Southern Palm for the year ended December 31, 2018, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to Note 2 to the statement, which describes that the accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of InvenTrust Properties Corp.) and is not intended to be a complete presentation of Southern Palm’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

Chicago, Illinois

October 31, 2019

Southern Palm

Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2019 (unaudited) and for the Year Ended December 31, 2018

(in thousands)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Revenues
Rental income	$2,651	$5,257
Tenant recovery income	1,066	2,052
Other income	1,009	10

Total revenues	4,726	7,319
Certain operating expenses
Property operating expenses	542	1,118
Real estate taxes	700	1,363

Total certain operating expenses	1,242	2,481

Revenues in excess of certain operating expenses	$3,484	$4,838

See accompanying notes to the statements of revenues and certain operating expenses.

Southern Palm

Notes to Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2019 (unaudited) and for the Year Ended December 31, 2018

(Dollar amounts stated in thousands)

1. Organization

On July 11, 2019, InvenTrust Properties Corp. (the “Company”) acquired Southern Palm (the “Property”), a power center with 346,200 square feet (unaudited) of gross leasable area (“GLA”) located in Royal Palm Beach, Florida. The Property was acquired from Shopcore Properties for $96,750, exclusive of closing costs. As of June 30, 2019, approximately 324,000 square feet (unaudited), or 93.5%, of the Property was occupied.

2. Basis of Presentation

The statement of revenues and certain operating expenses (the “Statement”) has been prepared on the accrual basis of accounting. The Statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the “SEC”) and with the provisions of SEC Rule 3-14 of Regulation S-X, which requires certain information with respect to real estate operations to be included with certain filings with the SEC.

The Statement is not intended to be a complete presentation of the revenues and expenses for the Property. The Statement excludes certain expenses such as interest, depreciation and amortization, non-recurring professional fees, corporate expenses, and other revenues and expenses not directly related or comparable to, or expected to be incurred in, the future operations of the Property. All intercompany transactions and balances, if any, have been eliminated in combination.

The Company is not aware of any material factors relating to the Property that would cause this financial information not to be indicative of future operating results.

3. Summary of Significant Accounting Policies

Revenue Recognition

The Property leases its operating property to tenants under agreements that are classified as operating leases. The Property recognizes the total minimum lease payments provided for under the leases on a straight-line basis over the lease term. In addition to minimum lease payments, some leases provide for the reimbursement of the tenant’s pro rata share of certain operating expenses incurred by the landlord as recoveries, including real estate taxes, special assessments, insurance, utilities, common area maintenance, management fees and certain capital repairs. Certain other tenants are subject to net leases whereby the tenant is responsible for fixed minimum lease payments to the Property, as well as directly paying all costs and expenses associated with occupancy to third party service providers. Such direct payments to third parties are not recorded as revenue and expense by the Property. In addition, other income includes termination fee and other lease income.

Expense Recognition

Property operating expenses represent the direct expenses of operating the Property and include repairs and maintenance, insurance, and other property expenses that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the Statement in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates, judgments and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period presented. The estimates, judgments and assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances. Actual results may differ from those estimates under different assumptions and conditions.

4. Future Minimum Rents

As of December 31, 2018, minimum lease payments to be received under non-cancelable tenant operating leases, excluding additional percentage rent based on tenants’ sales volume and tenant reimbursements of certain operating expenses, and assuming no exercise of renewal options or early termination rights, were as follows:

Year ending December 31,	Minimum Lease Payments
2019	$4,995
2020	4,474
2021	4,049
2022	2,913
2023	2,373
Thereafter	13,877

Total	$32,681

The Property is subject to the usual business risks associated with the collection of the above scheduled rents. In addition to minimum rents, the leases typically provide for other rents, which reimburse the Property for specific property operating expenses, insurance and real estate taxes. These rents are not included in the table above. Leases can also provide for additional rent based on increases in the Consumer Price Index. Such amounts are not included in the table above.

5. Tenant Concentration Risk

The top three tenants by rental revenue accounted for approximately 24%, 15%, and 7%, respectively, of rental income for the year ended December 31, 2018.

6. Commitments and Contingencies

The Property is presently not subject to material litigation nor, to management’s knowledge, is any material litigation threatened against the Property.

7. Subsequent Events

In preparing the Statement, the Company has evaluated events and transactions occurring through October 31, 2019, the date the Statement was available to be issued, and management did not identify any subsequent events requiring additional disclosure.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of

InvenTrust Properties Corp.

We have audited the accompanying statement of revenues and certain operating expenses of Eldorado Marketplace for the year ended December 31, 2018, and the related notes (the statement).

Management’s Responsibility for the Statement

Management is responsible for the preparation and fair presentation of the statement in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Eldorado Marketplace for the year ended December 31, 2018, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to Note 2 to the statement, which describes that the accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of InvenTrust Properties Corp.) and is not intended to be a complete presentation of Eldorado Marketplace’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

Chicago, Illinois

October 31, 2019

Eldorado Marketplace

Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2019 (unaudited) and for the Year Ended December 31, 2018

(in thousands)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Revenues
Rental income	$1,894	$3,843
Tenant recovery income	535	1,065
Other income	25	129

Total revenues	2,454	5,037
Certain operating expenses
Property operating expenses	392	916
Real estate taxes	614	1,072

Total certain operating expenses	1,006	1,988

Revenues in excess of certain operating expenses	$1,448	$3,049

See accompanying notes to the statements of revenues and certain operating expenses.

Eldorado Marketplace

Notes to Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2019 (unaudited) and for the Year Ended December 31, 2018

(Dollar amounts stated in thousands)

1. Organization

On September 13, 2019, InvenTrust Properties Corp. (the “Company”) acquired Eldorado Marketplace (the “Property”), a neighborhood center with 186,000 square feet (unaudited) of gross leasable area (“GLA”) located in Frisco, Texas. The Property was acquired from Fidelis Realty Partners for $70,850, exclusive of closing costs. As of June 30, 2019, approximately 171,000 square feet (unaudited), or 91.9%, of the Property was occupied.

2. Basis of Presentation

The statement of revenues and certain operating expenses (the “Statement”) has been prepared on the accrual basis of accounting. The Statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the “SEC”) and with the provisions of SEC Rule 3-14 of Regulation S-X, which requires certain information with respect to real estate operations to be included with certain filings with the SEC.

The Statement is not intended to be a complete presentation of the revenues and expenses for the Property. The Statement excludes certain expenses such as interest, depreciation and amortization, non-recurring professional fees, corporate expenses, and other revenues and expenses not directly related or comparable to, or expected to be incurred in, the future operations of the Property. All intercompany transactions and balances, if any, have been eliminated in combination.

The Company is not aware of any material factors relating to the Property that would cause this financial information not to be indicative of future operating results.

3. Summary of Significant Accounting Policies

Revenue Recognition

The Property leases its operating property to tenants under agreements that are classified as operating leases. The Property recognizes the total minimum lease payments provided for under the leases on a straight-line basis over the lease term. In addition to minimum lease payments, some leases provide for the reimbursement of the tenant’s pro rata share of certain operating expenses incurred by the landlord as recoveries, including real estate taxes, special assessments, insurance, utilities, common area maintenance, management fees and certain capital repairs. Certain other tenants are subject to net leases whereby the tenant is responsible for fixed minimum lease payments to the Property, as well as directly paying all costs and expenses associated with occupancy to third party service providers. Such direct payments to third parties are not recorded as revenue and expense by the Property. In addition, other income includes termination fee and other lease income.

Expense Recognition

Property operating expenses represent the direct expenses of operating the Property and include repairs and maintenance, insurance, and other property expenses that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the Statement in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates, judgments and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period presented. The estimates, judgments and assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances. Actual results may differ from those estimates under different assumptions and conditions.

4. Future Minimum Rents

As of December 31, 2018, minimum lease payments to be received under non-cancelable tenant operating leases, excluding additional percentage rent based on tenants’ sales volume and tenant reimbursements of certain operating expenses, and assuming no exercise of renewal options or early termination rights, were as follows:

Year ending December 31,	Minimum Lease Payments
2019	$3,604
2020	3,477
2021	3,130
2022	2,931
2023	2,522
Thereafter	8,923

Total	$24,587

The Property is subject to the usual business risks associated with the collection of the above scheduled rents. In addition to minimum rents, the leases typically provide for other rents, which reimburse the Property for specific property operating expenses, insurance and real estate taxes. These rents are not included in the table above. Leases can also provide for additional rent based on increases in the Consumer Price Index. Such amounts are not included in the table above.

5. Tenant Concentration Risk

The top three tenants by rental revenue accounted for approximately 22%, 7%, and 6%, respectively, of rental income for the year ended December 31, 2018.

6. Commitments and Contingencies

The Property is presently not subject to material litigation nor, to management’s knowledge, is any material litigation threatened against the Property.

7. Subsequent Events

In preparing the Statement, the Company has evaluated events and transactions occurring through October 31, 2019, the date the Statement was available to be issued, and management did not identify any subsequent events requiring additional disclosure.

Item 9.01 (b)

InvenTrust Properties Corp.

Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements have been prepared to comply with Article 11 of Regulation S-X, as promulgated by the SEC. These unaudited pro forma condensed consolidated financial statements of the Company have been prepared from the condensed consolidated financial statements and notes thereto presented in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2019 and Annual Report on Form 10-K for the year ended December 31, 2018, and should therefore be read in conjunction with. These unaudited pro forma condensed consolidated financial statements are presented as if the acquisitions of the properties (as described below) were completed, along with the pro forma adjustments associated with the acquisitions, as of June 30, 2019 for purposes of the unaudited pro forma condensed consolidated balance sheet, and as of January 1, 2018 for purposes of the unaudited pro forma condensed consolidated statement of operations. Our pro forma condensed consolidated financial statements are presented for informational purposes only and are based on information and assumptions we consider appropriate and reasonable, and do not purport to (i) represent our financial position had the acquisitions reflected in these unaudited pro forma condensed consolidated financial statements occurred on June 30, 2019, (ii) represent the results of our operations had the acquisitions and other adjustments described in these unaudited pro forma condensed consolidated financial statements occurred on January 1, 2018 or (iii) project or forecast our financial position or results of operations as of any future date or for any future period, as applicable. The unaudited pro forma condensed consolidated financial statements include all adjustments that are normal and recurring in management’s opinion.

Acquisition of Properties

On March 20, 2019, the Company acquired Lakeside Winter Park and Lakeside Crossings, (collectively, “Lakeside”) a 76,000 square feet neighborhood center located in Winter Park, Florida from Unicorp National Developments, Inc. for $63,500,000, which was funded through cash on hand. On July 11, 2019, the Company acquired Southern Palm, a 346,200 square foot power center located in Royal Palm Beach, Florida from Shopcore Properties for $96,750,000, which was funded through cash on hand and proceeds from the drawdown on the Company’s line of credit. On September 13, 2019, the Company acquired Eldorado Marketplace, a 186,000 square foot neighborhood center located in Frisco, Texas from Fidelis Realty Partners for $70,850,000 which was funded through cash on hand and proceeds from the drawdown on the Company’s line of credit.

Collectively, the properties acquired are referred to as the “Properties”.

InvenTrust Properties Corp.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2019

(Unaudited, in thousands)

	InvenTrust Historical (a)	The Properties (b)			Pro Forma Total
Assets
Investment properties
Land	$575,032	$53,467	(c	)	$628,499
Building and other improvements	1,766,310	101,883	(c	)	1,868,193
Construction in progress	7,571	—			7,571

Total	2,348,913	155,350			2,504,263
Less accumulated depreciation	(307,893)	—			(307,893)

Net investment properties	2,041,020	155,350			2,196,370
Cash and cash equivalents	146,525	(119,600)	(d	)	26,925
Restricted cash	6,184	—			6,184
Investment in unconsolidated entities	122,365	—			122,365
Intangible assets, net	110,472	17,041	(c	)	127,513
Accounts and rents receivable, net	26,578	—			26,578
Deferred costs and other assets, net	25,938	—			25,938

Total assets	$2,479,082	$52,791			$2,531,873

Liabilities
Debt, net	$548,752	$48,000	(e	)	$596,752
Accounts payable and accrued expenses	34,318	—			34,318
Distributions payable	13,408	—			13,408
Intangible liabilities, net	44,544	4,791	(c	)	49,335
Other liabilities	27,363	—			27,363

Total liabilities	668,385	52,791			721,176

Commitments and contingencies

Stockholders’ Equity
Preferred stock, $.001 par value, 40,000,000 shares authorized, none outstanding	—	—			—
Common stock, $.001 par value, 1,460,000,000 shares authorized, 728,722,763 shares issued and outstanding	729	—			729
Additional paid-in capital	5,587,350	—			5,587,350
Distributions in excess of accumulated net income	(3,777,844)	—			(3,777,844)
Accumulated comprehensive income	462	—			462

Total stockholders’ equity	1,810,697	—			1,810,697

Total liabilities and stockholders’ equity	$2,479,082	$52,791			$2,531,873

InvenTrust Properties Corp.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2019

(Unaudited, in thousands)

(a)	Historical unaudited financial information obtained from InvenTrust Property Corp.’s Quarterly Report on Form 10-Q for the six months ended June 30, 2019.

(b)

Lakeside is included in the Company’s condensed consolidated balance sheet as disclosed in the Quarterly Report on Form 10-Q as of June 30, 2019. As such, the Company has not included adjustments related to the acquisition of Lakeside in the pro forma condensed consolidated balance sheet as the balances are reflected in the historical unaudited financial information.

(c)

The Company records the assets acquired and liabilities assumed related to the acquisitions of Southern Palm and Eldorado Marketplace at their relative fair values in accordance with Accounting Standards Codification Section 805, Business Combinations (as disclosed in the Company’s Annual Report on Form 10-K), as if the acquisitions were completed on June 30, 2019. The Properties qualified as asset acquisitions.

The following table summarizes the estimated fair value of the properties’ assets acquired and liabilities assumed:

	Southern Palm	Eldorado Marketplace	Total
Land	$37,735	$15,732	$53,467
Building and other improvements (i)	52,221	49,662	101,883

Total investment properties	89,956	65,394	155,350

Intangible assets, net (ii)	9,661	7,380	17,041
Intangible liabilities, net (iii)	(2,867)	(1,924)	(4,791)

Total fair value of assets acquired and liabilities assumed	$96,750	$70,850	$167,600

(i)	Building and other improvements includes capitalized transaction costs of $402 and $94 related to the acquisition of Southern Palm and Eldorado Marketplace, respectively.

(ii)	Intangible assets, net, of $17,041 includes in-place and above-market leases.

(iii)	Intangible liabilities, net, of $4,791 reflects the fair value attributed to below-market leases.

(d)	Reflects the total cash paid for the acquisitions of Southern Palm and Eldorado Marketplace, net of proceeds of $48,000 from the drawdown on the Company’s line of credit.

(e)	Reflects the drawdown on the Company’s line of credit that was used to partially fund the acquisitions of Southern Palm and Eldorado Marketplace.

InvenTrust Properties Corp.

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018

(Unaudited, in thousands, except share and per share data)

	InvenTrust Historical (a)	The Properties			Pro Forma Adjustments			InvenTrust Pro Forma
Income
Rental income	$176,640	$12,390	(b	)	$126	(c	)	$189,156
Tenant recovery income	57,993	3,962	(b	)	—			61,955
Other property income	3,651	222	(b	)	—			3,873
Other fee income	4,390	—			—			4,390

Total income	242,674	16,574			126			259,374

Operating expenses
Depreciation and amortization	100,593	—			10,370	(d	)	110,963
Property operating expenses	34,822	2,554	(b	)	65	(e	)	37,441
Real estate taxes	35,205	2,868	(b	)	—			38,073
General and administrative expenses	35,267	—			—			35,267

Total operating expenses	205,887	5,422			10,435			221,744

Other income	450	—			—			450
Interest and dividend income	2,044	—			—			2,044
Interest expense, net	(24,943)	—			(1,509)	(f	)	(26,452)
Gain on extinguishment of debt, net	9,103	—			—			9,103
Provision for asset impairment	(3,510)	—			—			(3,510)
Gain on sale and transfer of investment properties, net	95,097	—			—			95,097
Equity in losses and impairment, net, of unconsolidated entities	(31,393)	—			—			(31,393)
Realized and unrealized investment gains	244	—			—			244

Total other income (expense)	47,092	—			(1,509)			45,583

Income before income taxes	83,879	11,152			(11,818)			83,213
Income tax expense	(30)	—			—			(30)

Net income (loss)	$83,849	$11,152			$(11,818)			$83,183

Net income per common share, basic and diluted	$0.11							$0.11

Weighted-average number of common shares outstanding, basic and diluted	761,139,011							761,139,011

InvenTrust Properties Corp.

Notes to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018

(Unaudited, in thousands)

(a)	Historical financial information obtained from InvenTrust Property Corp.’s Annual Report on Form 10-K for the year ended December 31, 2018.

(b)	Reflects the operating results attributable to the Properties for the year ended December 31, 2018.

(c)

The Company recognizes rental revenue for operating leases on a straight-line basis over the life of the related lease, including any rent steps or abatement provisions. An adjustment in the amount of $118 is made to reflect rental revenue on a straight-line basis as if the Company had acquired the Property as of January 1, 2018. In addition, the Company records acquired above-market and below-market leases at their fair value and recognizes the related amortization over the weighted average lives of the related leases as an adjustment to rental revenue. As such, an adjustment in the amount of $8 is made to reflect rental revenue as if the Company had acquired the Properties as of January 1, 2018.

(d)

Reflects depreciation and amortization expense on the Properties during the year ended December 31, 2018. The Company records depreciation and amortization on a straight-line basis over the estimated useful lives, ranging between 5 and 30 years. The following table details the depreciation and amortization expense for the year ended December 31, 2018:

	Lakeside	Southern Palm	Eldorado Marketplace	Total
Depreciation expense	$1,454	$1,891	$1,748	$5,093
Amortization expense	1,377	2,389	1,511	5,277

Total	$2,831	$4,280	$3,259	$10,370

(e)	Reflects the pro forma adjustment for the year ended December 31, 2018 for the elimination of management fees and the recognition of payroll allocations.

(f)

Reflects the pro forma interest expense, using a weighted average interest rate of 3.14%, for the year ended December 31, 2018 on the $48,000 of funds drawn-down on the Company’s line of credit, which was used to partially fund the acquisitions of the Properties.

InvenTrust Properties Corp.

Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2019

(Unaudited, in thousands, except share and per share data)

	InvenTrust Historical (a)	The Properties			Pro Forma Adjustments			InvenTrust Pro Forma
Income
Lease income, net	$110,544	$5,257	(b	)	$44	(c	)	$115,845
Other property income	1,272	1,784			—			3,056
Other fee income	1,765	1,052			—			2,817

Total income	113,581	8,093			44			121,718

Operating expenses
Depreciation and amortization	47,554	—			4,391	(d	)	51,945
Property operating expenses	14,509	1,047	(b	)	4	(e	)	15,560
Real estate taxes	18,009	1,408	(b	)				19,417
General and administrative expenses	17,409	—						17,409

Total operating expenses	97,481	2,455			4,395			104,331

Other (expense) income
Interest, dividend and other income	1,310	—			—			1,310
Interest expense, net	(11,105)	—			(754)	(f	)	(11,859)
Loss on extinguishment of debt, net	(809)	—			—			(809)
Gain on sale and transfer of investment properties, net	5,662	—			—			5,662
Equity in losses of unconsolidated entities	(620)	—			—			(620)

Total other expense	(5,562)	—			(754)			(6,316)

Income before income taxes	10,538	5,638			(5,105)			11,071
Income tax expense	(259)	—			—			(259)

Net income from continuing operations	10,279	5,638			(5,105)			10,812
Net loss from discontinued operations	(25,500)	—			—			(25,500)

Net (loss) income	$(15,221)	$5,638			$(5,105)			$(14,688)

Net income per common share, from continuing operations, basic and diluted	$0.01							$0.01
Net loss per common share, from discontinued operations, basic and diluted	$(0.03)							$(0.03)

Net loss per common share, basic and diluted	$(0.02)							$(0.02)

Weighted-average number of common shares outstanding, basic	728,606,945							728,606,945

Weighted-average number of common shares outstanding, diluted	728,623,337							728,623,337

InvenTrust Properties Corp.

Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2019

(Unaudited, in thousands, except share and per share data)

(a)	Historical financial information obtained from InvenTrust Property Corp.’s Quarterly Report on Form 10-Q for the six months ended June 30, 2019.

(b)

Reflects the operating results attributable to Lakeside the for the period January 1, 2019 through March 19, 2019 and the operating results attributable to Southern Palm and Eldorado Marketplace for the period January 1, 2019 through June 30, 2019, which were the periods prior to the Company’s acquisitions of the Properties. The operating results attributable to Lakeside for the period March 20, 2019 through June 30, 2019 are included in the Company’s historical operating results for the six months ended June 30, 2019.

(c)

The Company recognizes rental revenue for operating leases on a straight-line basis over the life of the related lease, including any rent steps or abatement provisions. An adjustment in the amount of $42 is made to reflect rental revenue on a straight-line basis as if the Company had acquired the Property as of January 1, 2018. In addition, the Company records acquired above-market and below-market leases at their fair value and recognizes the related amortization over the weighted average lives of the related leases as an adjustment to rental revenue. As such, an adjustment in the amount of $2 is made to reflect rental revenue as if the Company had acquired the Properties as of January 1, 2018.

(d)

Reflects depreciation and amortization expense on Lakeside for the period January 1, 2019 through March 19, 2019 and the depreciation and amortization expense on Southern Palm and Eldorado Marketplace for the period January 1, 2019 through June 30, 2019. The Company records depreciation and amortization on a straight-line basis.

The Company records depreciation and amortization on a straight-line basis over the estimated useful lives, ranging between 5 and 30 years. The following table details the depreciation and amortization expense for the six months ended June 30, 2019:

	Lakeside	Southern Palm	Eldorado Marketplace	Total
Depreciation expense	$319	$945	$874	$2,138
Amortization expense	302	1,195	756	2,253

Total	$621	$2,140	$1,630	$4,391

(e)	Reflects the pro forma adjustment for the six months ended June 30, 2019 for the elimination of management fees and the recognition of payroll allocations.

(f)

Represents the pro forma interest expense, using a weighted average interest rate of 3.14%, for the six months ended June 30, 2019 on the $48,000 of funds drawn-down on the Company’s line of credit, which was used to partially fund the acquisitions of the Properties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2019	InvenTrust Properties Corp.

	By:	/s/ Christy L. David

	Name:	Christy L. David

	Title:	Executive Vice President, General Counsel & Secretary